UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 29, 2012 (May 24, 2012)

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(330) 264-5767

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 24, 2012, Wayne Savings Bancshares, Inc. (the “Company”), the holding company for Wayne Savings Community Bank (the “Bank”), held its annual meeting of stockholders (the “Annual Meeting”). As part of that meeting, the senior management team of the Bank made a presentation. A copy of the presentation slides, which were discussed at the meeting, is attached hereto as Exhibit 99.1. A copy of the prepared remarks relating to the slides is attached hereto as Exhibit 99.2. The exhibits attached hereto are being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	2012 Annual Meeting Presentation Slides
99.2	2012 Annual Meeting Presentation Slide Remarks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

By:	/s/ H. Stewart Fitz Gibbon III
Name:	H. Stewart Fitz Gibbon III
Title:	Executive Vice President
Chief Operating Officer
Chief Risk Officer
Secretary and Treasurer

Date: May 29, 2012